EXHIBIT 99.2
                                                                  ------------


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. ANNOUNCES PURCHASE PRICE FOR ITS OUTSTANDING DEBT SECURITIES


Bethesda, MD (April 17, 2006)-MeriStar Hospitality Corporation (NYSE: MHX) and its subsidiary MeriStar Hospitality Operating Partnership, L.P. (the "Operating Partnership") announced today the consideration to be paid in the previously announced cash tender offers and consent solicitations for any and all of the 9% Senior Notes due 2008 (CUSIP No. 58984YAD5) and 9 1/8% Senior Notes due 2011 (CUSIP No. 58984SAA4) of the Operating Partnership (collectively, the "Notes").

The total consideration for the Notes, which will be payable in respect of Notes accepted for payment that were validly tendered with consents delivered and not withdrawn on or prior to 5:00 p.m., New York City time, on April 12, 2006, will be an amount equal to the total consideration specified in the table below for each $1,000 principal amount of Notes. The purchase price for the Notes, which will be paid in respect of Notes accepted for payment that are validly tendered subsequent to 5:00 p.m., New York City time, on April 12, 2006 but on or prior to 8:00 a.m., New York City time, on May 2, 2006, will be an amount equal to the total consideration minus the consent payment of $30.00 per $1,000 principal amount of Notes. In addition to the total consideration or purchase price payable in respect of Notes purchased in the tender offers, the Operating Partnership will pay accrued and unpaid interest to, but not including, the payment date for Notes purchased in the tender offers.

                      REFERENCE    APPLICABLE    TENDER OFFER      TOTAL         CONSENT   PURCHASE
  TITLE OF NOTES        YIELD        SPREAD         YIELD       CONSIDERATION    PAYMENT    PRICE
  --------------        -----        -------        -----       -------------    -------  ---------
 9% Senior Notes        4.925%       50 bps         5.425%        $1,057.26      $30.00   $1,027.26
     due 2008

 9 1/8% Senior Notes    4.924%       50 bps         5.424%        $1,151.68      $30.00   $1,121.68
     due 2011


The total consideration and the purchase price for the Notes was determined as of 2:00 p.m., New York City time, today by reference to a fixed spread of 50 basis points above the yield of the applicable reference security, using a May 2, 2006 payment date for calculation purposes.

The tender offers will expire at 8:00 a.m., New York City time, on Tuesday, May 2, 2006, unless extended or earlier terminated. The tender offers and concurrent consent solicitations are being conducted in connection with the previously announced agreement of MeriStar and the Operating Partnership to merge with affiliates of The Blackstone Group. The consummation of the tender offers is conditioned upon the successful completion of the mergers, among other conditions.

The tender offers and consent solicitations are being made only pursuant to the Offer to Purchase and Consent Solicitation Statement dated March 29, 2006 and the related Consent and Letter of Transmittal, as the same may be amended from time to time. Persons with questions regarding

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the tender offers or the consent  solicitations should contact Bear, Stearns &
Co. Inc. and Lehman Brothers Inc. who are the Dealer Managers for the tender offers and Solicitation Agents for the consent solicitations at (877) 696-BEAR (toll-free) and (800) 438-3242 (toll-free), respectively. The documents relating to the tender offers and consent solicitations may be obtained from D.F. King & Co., Inc., the Information Agent, which can be contacted at (212) 269-5550 (for banks and brokers only) or (888) 644-5854 (for all others toll-free).

THIS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL THE NOTES. THE OFFER TO BUY THE NOTES IS ONLY BEING MADE PURSUANT TO THE TENDER OFFER AND CONSENT
SOLICITATION DOCUMENTS, INCLUDING THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT AND THE RELATED CONSENT AND LETTER OF TRANSMITTAL. THE TENDER OFFERS AND CONSENT SOLICITATIONS ARE NOT BEING MADE TO HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. IN ANY JURISDICTION IN WHICH THE TENDER OFFERS OR CONSENT SOLICITATIONS ARE REQUIRED TO BE MADE BY A LICENSED BROKER OR DEALER, THEY SHALL BE DEEMED TO BE MADE BY BEAR, STEARNS & CO. INC. OR LEHMAN BROTHERS INC. ON BEHALF OF THE OPERATING PARTNERSHIP.

SAFE HARBOR STATEMENT

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON VARIOUS ASSUMPTIONS AND DESCRIBE OUR FUTURE PLANS, STRATEGIES AND EXPECTATIONS, ARE GENERALLY IDENTIFIED BY OUR USE OF WORDS SUCH AS "INTEND," "PLAN," "MAY," "SHOULD," "WILL," "PROJECT," "ESTIMATE," "ANTICIPATE," "BELIEVE," "EXPECT," "CONTINUE," "POTENTIAL," "OPPORTUNITY," AND SIMILAR EXPRESSIONS, WHETHER IN THE NEGATIVE OR AFFIRMATIVE. WE CANNOT GUARANTEE THAT WE ACTUALLY WILL ACHIEVE THESE PLANS, INTENTIONS OR EXPECTATIONS. ALL STATEMENTS REGARDING OUR EXPECTED FINANCIAL POSITION, BUSINESS AND FINANCING PLANS ARE FORWARD- LOOKING STATEMENTS. EXCEPT FOR HISTORICAL INFORMATION, MATTERS DISCUSSED IN THIS PRESS RELEASE ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

FACTORS WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR OPERATIONS AND FUTURE PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY; SUPPLY AND DEMAND FOR HOTEL ROOMS IN OUR CURRENT AND PROPOSED MARKET AREAS; OTHER FACTORS THAT MAY INFLUENCE THE TRAVEL INDUSTRY, INCLUDING HEALTH, SAFETY AND ECONOMIC FACTORS; COMPETITION; THE LEVEL OF PROCEEDS FROM ASSET SALES; CASH FLOW GENERALLY, INCLUDING THE AVAILABILITY OF CAPITAL GENERALLY, CASH AVAILABLE FOR CAPITAL EXPENDITURES, AND OUR ABILITY TO REFINANCE DEBT; THE EFFECTS OF THREATS OF TERRORISM AND INCREASED SECURITY PRECAUTIONS ON TRAVEL PATTERNS AND DEMAND FOR HOTELS; THE THREATENED OR ACTUAL OUTBREAK OF HOSTILITIES AND INTERNATIONAL POLITICAL INSTABILITY; GOVERNMENTAL ACTIONS, INCLUDING NEW LAWS AND REGULATIONS AND PARTICULARLY CHANGES TO LAWS GOVERNING THE TAXATION OF REAL ESTATE INVESTMENT TRUSTS; WEATHER CONDITIONS GENERALLY AND NATURAL DISASTERS; RISING INSURANCE PREMIUMS; RISING INTEREST RATES; AND CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES APPLICABLE TO REAL ESTATE INVESTMENT TRUSTS. THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE OR INCORPORATED BY REFERENCE HEREIN. ALL

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FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE OR,
IN THE  CASE OF ANY  DOCUMENT  INCORPORATED  BY  REFERENCE,  THE  DATE OF THAT
DOCUMENT.   ALL  SUBSEQUENT  WRITTEN  AND  ORAL   FORWARD-LOOKING   STATEMENTS
ATTRIBUTABLE TO US OR ANY PERSON ACTING ON OUR BEHALF ARE QUALIFIED BY THE CAUTIONARY STATEMENTS IN THIS SECTION. WE UNDERTAKE NO OBLIGATION TO UPDATE OR PUBLICLY RELEASE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS, CIRCUMSTANCES OR CHANGES IN EXPECTATIONS AFTER THE DATE OF THIS PRESS RELEASE.

This communication is being made in respect of the proposed merger transaction involving MeriStar and affiliates of The Blackstone Group. In connection with the proposed transaction, MeriStar has filed a definitive proxy statement with the Securities and Exchange Commission. Before making any voting or investment decision, shareholders are urged to read the definitive proxy statement carefully and in its entirety as it contains important information about the proposed transaction. The definitive proxy statement has been mailed to MeriStar shareholders. In addition, the definitive proxy statement and other documents are available free of charge at the Securities and Exchange Commission's Internet website, WWW.SEC.GOV. The definitive proxy statement and other pertinent documents also may be obtained for free at MeriStar's website, WWW.MERISTAR.COM, or by contacting Kevin Welch, Senior Vice President and Treasurer, MeriStar Hospitality, telephone (301) 581-5926.

MeriStar and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding MeriStar's directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the definitive proxy statement relating to the proposed transactions.

FOR IMMEDIATE RELEASE
Contact:

Kevin J. Welch                     Jerry Daly or Carol McCune
MeriStar Hospitality               Daly Gray Public Relations (Media)
(301) 581-5926                     (703) 435-6293